FIXED INCOME


                                       Delaware
                                       Investments(SM)
                                       --------------------------------------
                                       A member of Lincoln Financial Group(r)




Semiannual Report 2003
----------------------------------------------------------------------
                                DELAWARE AMERICAN GOVERNMENT BOND FUND

























[GRAPHIC] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

Letter to Shareholders            1

Portfolio Management Review       3

New at Delaware                   5

Performance Summary               6

Financial Statements:

  Statement of Net Assets         7

  Statement of Operations        10

  Statements of Changes
    in Net Assets                11

  Financial Highlights           12

  Notes to Financial
    Statements                   16


Funds are not FDIC insured and are not guaranteed.
It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware
Management Company, a series of Delaware
Management Business Trust, which is a registered investment advisor.

(C) Delaware Distributors, L.P.

 Delaware Investments
   POWERED BY RESEARCH

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.

o Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o U.S. growth equity
o U.S. value equity
o U.S. fixed income
o International and global
o U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance, and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 185 seasoned investment professionals -- of whom 124 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

                                          Delaware American Government Bond Fund
Letter                                    February 10, 2003
  TO SHAREHOLDERS




Recap of Events
The six-month period ended January 31, 2003 represented a largely positive environment for bond investors. The driving force for the fixed-income market was the steady decline in interest rates. Prompted by a muted inflation outlook, the Federal Reserve lowered rates an additional one half percent in early November to help maintain economic growth and provide an added measure of stimulus going into the holiday shopping season.

A weak stock market, as well as geopolitical concerns, were two other positives for the fixed-income market. Investors continued to reallocate their capital to the relative safety of bonds, especially to securities issued by the U.S. government and its affiliated agencies, which offered the highest credit quality.

In fact, stocks underperformed bonds in 2002 for a third straight year, the first time that has occurred in over 20 years. Few areas of the stock market could avoid the selling pressures caused largely by investor uncertainty regarding the pace of the recovery. During the period of this report, the Dow Jones Industrial Average fell -6.74% and the Nasdaq Composite Index declined -0.55%. Despite a brief rally in late July 2002, and another upsurge that spanned October and November, the selling pressure in stocks had the greatest impact on the stock market's performance.

The Commerce Department reported that the economic rebound that started in late 2001 continued on track during the period of this report. Yet that growth, as measured by gross domestic product (GDP), has been erratic. In the third quarter of 2002, real, or inflation-adjusted GDP, growth was +4.0%. The next quarter, real GDP grew a meager +1.4%.

Investors have vacillated in their opinion about the course of the economy. Ongoing concern has been focused on the lack of business spending throughout the economic recovery. Also known as capital expenditure, corporate outlays for new plants and equipment reached historically high levels in the 1990s and such overspending led to excess capacity. With the ensuing mismatch between production and demand, businesses substantially scaled back on their spending with the new decade. We believe this retrenchment helped spark the recession of 2001. The economy's inability to bounce back, as it has in many prior post-recessionary periods, has contributed to the less-than-expected rate of growth and inhibited new hiring.

Conversely, there are many positives concerning the economy. Productivity, long held in economic theory as a determining factor in a country's standard of living, continued to show strength. There were mounting signs that the stimulus provided by the Federal Reserve appeared to be taking hold. Lower rates, for instance, prompted a wave of mortgage refinancing that totaled $1 billion in 2001 and 2002, freeing up added cash for families across the nation (Source: The Wall Street Journal). Lastly, in early January, investors monitored news reports of the Bush administration's proposed massive spending and tax-cut package, designed to pump some $670 billion into the economy over the next decade. Though this measure must go before Congress, it nonetheless supports the view that growth is not only in place, but has the backing of very significant macroeconomic forces.

Total Return
For the period ended January 31, 2003                       Six months
Delaware American Government Bond Fund-- Class A Shares       +4.26%
Lipper General U.S. Government Funds Average (182 funds)      +3.98%
Lehman Brothers Government Bond Index                         +4.87%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The Lipper General U.S. Government Funds Average represents the average return of all active U.S. government funds with similar objectives as tracked by Lipper (Source: Lipper Inc.). The Lehman Brothers Government Bond Index is an unmanaged index that generally tracks the performance of U.S. government bonds. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Market Outlook
We are guardedly optimistic about the economy and the financial markets as the new year moves along. We believe that the economy will continue to expand in 2003 and ongoing growth may raise interest rates. Likewise, Washington's stimulus policy, if enacted, could cause the supply of Treasuries to increase, which might add further pressure on interest rates.

We remind investors that in a rising interest rate environment, market prices of fixed-income securities tend to decline, with shorter-term bonds usually decreasing less in value than longer-term bonds. For investors with a longer-term perspective, the benefit of such an environment is that the income stream from their bond funds may likely experience a modest increase. We also point out that, over the long term, bonds have consistently served to dampen volatility within a diversified portfolio.

Of course, concerns over the situation with Iraq have taken center stage recently. As no one knows precisely how this delicate matter will play out in the coming weeks or months, we believe it may be wise for investors to take advantage of the wait-and-see environment that has evolved of late. We suggest they meet with their financial professionals to review their portfolios to ensure their asset allocation is still in line with their long-term goals.

Thank you for your continued confidence in and commitment to Delaware Investments.

Sincerely,




/s/ Jude T. Driscoll

Jude T. Driscoll
President and Chief Executive Officer,
Delaware Management Holdings, Inc.









/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

                                          Delaware American Government Bond Fund
Portfolio                                 February 10, 2003
MANAGEMENT REVIEW



Fund Managers
Paul Grillo, Jr.
Senior Portfolio Manager

Stephen R. Cianci
Portfolio Manager

The Fund's Results
Delaware American Government Bond Fund offers investors a portfolio comprised primarily of fixed-income securities issued by the U.S. government and its affiliated agencies. We seek to generate high current income, and at the same time, we strive for safety of principal. One strategy we use is to limit the portfolio's duration (which is a measure of a bond fund's volatility) to the four to six-year range. Another strategy we employ is to keep the average maturity of the portfolio's bonds on the conservative end of the intermediate-term spectrum. Also, as part of our program of risk management, we closely monitor interest-rate, prepayment, and credit risk. Lastly, we apply proprietary models to track the Fund's relative performance versus its peer group.

In selecting securities for your Fund, we analyze macro-economic factors to uncover inefficiencies in the fixed-income market and identify the securities that we believe offer the best reward opportunities for the portfolio. We believe our combination of computerized screening procedures and thorough fundamental analysis provides a robust management style with which to address the ever-changing environment for fixed-income investing.

For the six-month period ended January 31, 2003, your Fund returned +4.26% (Class A shares at net asset value with distributions reinvested). The Lehman Brothers Government Bond Index, which serves as our benchmark, rose +4.87% during the period while our peers, as measured by the Lipper General U.S. Government Funds Average, trailed with a +3.98% return.

Portfolio Highlights
We began the period by continuing to bring the Fund's duration more in line with that of its benchmark and peer funds, a process we began last spring. Duration is an indicator of a bond or bond fund's sensitivity to interest rates changes. The longer the duration, the more sensitive a bond or bond fund is to changes in interest rates.

This process of "neutralizing" the Fund's duration proved to be a prudent one. From approximately mid-March until mid-September 2002, bond yields moved steadily lower. The five-year Treasury bond yield, which serves as an indicator of intermediate-term rates, fell nearly one half percent. This pullback in yields was caused by the lack of a robust economic recovery and a muted outlook for inflation. By positioning the portfolio to take advantage of longer-term interest rates falling slightly more than shorter-term interest rates at that time, and by making some sector adjustments, we were able to produce returns competitive with our benchmark.

As we approached the latter stages of the reporting period, we returned to a somewhat shorter duration versus our peers. Interest rates in fact did move slightly upwards from September until November, causing bond prices to slip. We also expected that a continued expansion of the economy would usher in a longer-term reversal in interest rates, and believed there was a need to address that likelihood. We believe it is prudent to have the portfolio positioned to minimize the impact of pressure put on bond prices by rising rates.

Mortgage-backed securities were reduced from roughly a third to about a quarter of the portfolio's net assets. We likewise paired back slightly our relative exposure to asset-backed securities and government agency bonds.

Within the period, we stepped up our exposure to direct Treasury obligations in order to capture a major area of strength in the intermediate segment of the bond market. The percentage of Fund net assets dedicated to Treasuries rose from roughly 15% to 26% during the period. We likewise viewed agency collateralized mortgage obligations as attractively valued. In turn, we stepped up our exposure to these securities as a percentage of the Fund's total net assets. As we believe the steadily improving economy will enhance the financial strength of the business community, corporate bonds should be beneficiary and thus we increased our exposure to this asset class as a percentage of total net assets.

Outlook
It is important for investors to remember that bond values move inversely with interest rates. We believe that the rest of 2003 might bring about a period in which interest rates reverse course and begin moving higher as a result of the economy's continued strengthening.

Some of the non-Treasury sectors of the bond market have started the year with significant premiums relative to comparable-term Treasuries. These securities will likely be able to absorb a rise in rates with less impact on their principal value as compared to direct U.S. government obligations. As a result, we envision reducing our exposure to Treasury bonds. Conversely, we expect over the coming months to increase our weighting in mortgage-backed securities. Just as corporate bonds trailed higher-quality sectors of the fixed-income market in 2002, the ongoing rebound in the economy should strengthen their financial positions this year. Thus their attractiveness to investors should rise. It is possible that we could apportion a higher percentage of assets into investment-grade corporates during the months ahead. We continue to find TIPS (Treasury inflation-protected securities) attractive for their relative value and may expand our holdings of these inflation-protected securities as well.

While the economy continues to offer mounting evidence of expansion, we will continue to monitor key areas of concern, such as the very gradual return of business spending. As the hurdles to a robust economy may have been lowered, but in no way removed, we believe a fund comprised of a diversified pool of intermediate-term, high-grade bonds, as is the case with Delaware American Government Bond Fund, can have a meaningful place within a well-diversified portfolio.

Asset Allocation
As of January 31, 2003
                                                             Percentage
Asset                                                      of Net Assets
------------------------------------------------------------------------
U.S. Treasury Obligations                                      26.24%
------------------------------------------------------------------------
Agency Mortgage-Backed Securities                              23.35%
------------------------------------------------------------------------
Agency Bonds                                                   18.72%
------------------------------------------------------------------------
Agency Collateralized
Mortgage Obligations                                           12.02%
------------------------------------------------------------------------
Corporate Bonds                                                 8.69%
------------------------------------------------------------------------
Asset-Backed Securities                                         6.47%
------------------------------------------------------------------------
Collateralized Mortgage Obligations                             1.51%
------------------------------------------------------------------------
Commercial Mortgage-Backed Securities                           1.50%
------------------------------------------------------------------------
Municipal Bonds                                                 0.51%
------------------------------------------------------------------------
Other                                                           0.99%
------------------------------------------------------------------------

New
  AT DELAWARE

--------------------------------------------------------------------------------
It's Tax Time                                           [GRAPHIC OMITTED]
   AGAIN                                                   e:delivery

Delaware Investments will once again offer instant data entry for tax information. If you use TurboTax(R) to complete your tax returns, you will be able to automatically retrieve your Form 1099-DIV information from Delaware Investments and have your computer enter it directly into your tax return. It's fast and convenient.

Instant data entry is available only to shareholders who have registered for online Account Access and who use TurboTax(R) software to complete their tax returns.

This year, shareholders registered for online Account Access will also get free access to the TurboTax(R) Tax Center. This comprehensive site includes tax tips and helpful information about deductions and completing your tax returns as well as access to IRS forms and publications.

GET READY FOR TAX SEASON. REGISTER FOR ACCOUNT ACCESS TODAY!
Visitwww.delawareinvestments.com, select Individual Investor, and click Account Access. If you have questions or need assistance, call the Shareholder Service Center at 800 523-1918 Monday through Friday, 8:00 a.m. to 8:00 p.m., Eastern Time.

Delaware Investments is not liable for tax information provided by TurboTax(R). TurboTax(R) is a registered trademark of Intuit Inc.
--------------------------------------------------------------------------------

Delaware
  AMERICAN GOVERNMENT BOND FUND

Fund Basics
As of January 31, 2003
------------------------------------------------
Fund Objective:
To provide high current income consistent with
safety of principal.
------------------------------------------------
Total Fund Net Assets:
$263.87 million
------------------------------------------------
Number of Holdings:
259
------------------------------------------------
Fund Start Date:
August 16, 1985
------------------------------------------------
Your Fund Managers:
Paul Grillo Jr. joined Delaware Investments in
1993, after serving as a mortgage strategist and trader at Dreyfus Corporation. He holds a bachelor's degree from North Carolina State
University and a MBA from Pace University. Mr.
Grillo is also a CFA charterholder.

Stephen R. Cianci joined Delaware Investments
in 1992. He holds both a BS and a MBA from
Widener University. He became co-manager of
the Fund in January 1999. Mr. Cianci is an
Adjunct Professor of Finance at Widener
University and is a CFA charterholder.
------------------------------------------------
Nasdaq Symbols:
Class A  DEGGX
Class B  DEGBX
Class C  DUGCX


Fund Performance
Average Annual Total Returns
Through January 31, 2003           Lifetime    10 Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 8/16/85)
Excluding Sales Charge              +7.14%      +5.71%       +6.32%      +8.82%
Including Sales Charge              +6.86%      +5.22%       +5.34%      +3.91%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge              +5.65%                   +5.57%       +8.05%
Including Sales Charge              +5.65%                   +5.33%       +4.05%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge              +5.62%                   +5.57%      +8.02%
Including Sales Charge              +5.62%                   +5.57%      +7.02%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime (since 8/16/85), 10-year, five-year, and one-year periods ended January 31, 2003 for Delaware American Government Bond Fund's Institutional Class were +7.39%, +6.02%, +6.64%, and +9.15%, respectively. The Institutional Class shares were first made available on June 1, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to June 1, 1992 for Delaware American Government Bond Fund is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

An expense limitation was in effect for all classes of Delaware American Government Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DUGIX

                                          Delaware American Government Bond Fund
Statement                                 January 31, 2003 (Unaudited)
  OF NET ASSETS




                                                    Principal        Market
                                                      Amount         Value

U.S. Treasury Obligations - 26.24%
 U.S. Treasury Bond
   1.75% 12/31/04                                  $ 4,795,000    $ 4,802,869
   5.375% 2/15/31                                      380,000        410,534
   6.25% 5/15/30                                    20,500,000     24,347,768
  *10.375% 11/15/12                                 14,545,000     19,236,912
 U.S. Treasury Inflation Index Notes
   3.00% 7/15/12                                     4,925,741      5,282,089
   3.625% 1/15/08                                    7,176,597      7,893,137
   3.875% 1/15/09                                    5,527,450      6,182,972
+U.S. Treasury Strip-Principal
   only 2.804% 8/15/07                               1,250,000      1,095,086
                                                                  -----------
Total U.S. Treasury Obligations
 (cost $67,021,863)                                                69,251,367
                                                                  -----------
Agency Mortgage-Backed Securities - 23.35%
 Fannie Mae
   7.41% 4/1/10                                      4,967,867      5,657,160
   10.50% 6/1/30                                       170,741        195,925
 Fannie Mae FHAVA 10.75% 9/1/11                         14,360         16,339
 Fannie Mae S.F. 15 yr
   5.00% 2/1/18                                      2,500,000      2,548,438
   6.00% 6/1/17 to 6/1/17                            5,357,289      5,606,737
   6.50% 6/1/16                                            187            198
 Fannie Mae S.F. 30 yr
   5.50% 4/1/33                                     10,950,000     11,032,126
   6.00% 1/1/33                                        622,853        645,042
   6.50% 10/1/31 to 10/1/32                          1,914,457      1,996,420
   7.50% 2/1/30 to 10/1/31                             954,713      1,017,049
   8.00% 2/1/30                                        351,782        381,024
   10.00% 7/1/20 to 5/1/22                             296,462        338,342
Fannie Mae S.F. 30 yr TBA
   6.00% 4/1/31                                      5,500,000      5,642,657
   6.50% 3/1/30                                      4,285,000      4,459,078
Freddie Mac S.F. 15 yr 9.00% 12/1/05                    99,725        104,306
Freddie Mac S.F. 30 yr
   8.00% 5/1/11                                      2,153,683      2,311,171
   8.50% 12/1/09                                       181,217        192,883
   10.00% 1/1/19                                       100,282        114,634
   10.25% 4/1/08                                         1,929          2,072
   11.50% 4/1/11 to 3/1/16                             477,523        552,246
   12.00% 12/1/10                                        9,589         10,979
GNMA GPM
   11.00% 3/15/13                                       46,781         53,959
   11.50% 3/15/13 to 8/15/14                            77,136         89,725
   11.75% 8/15/13                                      130,607        152,361
   12.00% 1/15/13                                        9,918         11,600
   12.25% 3/15/14                                       35,972         42,458
GNMA II GPM
   10.25% 3/20/18                                        2,843          3,257
   10.75% 1/20/16 to 2/20/18                            63,249         72,929
   12.00% 1/20/14                                       26,781         31,275
GNMA II S.F. 15 yr 9.00% 10/20/03
   to 10/20/05                                          77,807         81,273
GNMA II S.F. 20 yr 12.00% 3/20/15                        9,087         10,717

                                                    Principal        Market
                                                      Amount         Value

Agency Mortgage-Backed Securities (continued)
 GNMA II S.F. 30 yr
   6.00% 11/20/28                                  $ 1,100,246    $ 1,144,943
   6.50% 2/20/30                                     1,943,397      2,033,279
   7.50% 9/20/30                                       626,788        667,529
   8.00% 6/20/30                                       277,342        300,396
   10.00% 11/20/15 to 6/20/21                          309,345        353,868
   10.50% 3/20/16 to 7/20/21                           178,121        206,469
   11.00% 5/20/15 to 7/20/19                            64,145         74,457
   11.50% 10/20/15                                       3,229          3,777
   12.00% 3/20/14 to 5/20/15                           100,721        118,500
   12.50% 10/20/13 to 7/20/15                          334,373        396,140
 GNMA S.F. 15 yr 6.50% 7/15/14                         953,367      1,018,911
 GNMA S.F. 30 yr
   6.50% 12/15/23 to 1/15/28                           240,141        253,750
   7.00% 5/15/28                                     3,011,630      3,205,504
   7.50% 12/15/23 to 6/15/32                         4,729,426      5,074,605
   8.00% 5/15/30                                       270,911        293,431
   9.50% 9/15/17 to 3/15/23                            543,262        613,660
   10.00% 3/15/16 to 9/15/18                           169,528        194,662
   11.00% 12/15/09 to 9/15/15                          462,563        531,660
   11.50% 7/15/15                                       37,554         44,138
   12.00% 12/15/12 to 12/15/15                       1,210,135      1,432,513
   12.50% 5/15/10 to 1/15/16                           226,711        268,932
                                                                  -----------
Total Agency Mortgage-Backed
 Securities (cost $57,701,049)                                     61,605,504
                                                                  -----------

Agency Bonds - 18.72%
 Fannie Mae
   3.50% 1/28/08                                     5,175,000      5,202,277
   5.00% 1/15/07                                     2,000,000      2,155,484
   6.125% 3/15/12                                    2,280,000      2,575,955
 Freddie Mac
   2.10% 2/25/05                                     2,165,000      2,163,985
   3.50% 9/15/07                                     5,000,000      5,071,310
   4.50% 7/23/07                                     3,120,000      3,232,972
   4.75% 10/11/12                                      790,000        789,772
   5.25% 11/15/12                                    5,000,000      5,095,655
   5.75% 3/15/09                                     2,700,000      3,011,216
   5.875% 3/21/11                                   13,515,000     14,701,847
   6.25% 3/5/12                                      5,000,000      5,382,985
                                                                  -----------
Total Agency Bonds (cost $47,913,168)                              49,383,458
                                                                  -----------

Agency Collateralized Mortgage Obligations - 12.02%
 Fannie Mae 2002-5 Class PN Interest
   Only Strip 6.00% 2/25/16                          4,639,892        418,463
 Fannie Mae 2002-7 Class IC Interest
   Only Strip 6.00% 4/25/15                          3,068,770        238,891
 Fannie Mae Series 02-70 QD
   5.50% 6/25/26                                     4,450,000      4,650,250
 Fannie Mae Series 1988-15
   Class A 9.00% 6/25/18                                 6,695          7,471
 Fannie Mae Series 2002-16 Class IG
   Interest Only Strip 6.00% 3/25/15                 1,923,541        164,720

Statement                                 Delaware American Government Bond Fund
 OF NET ASSETS (CONTINUED)

                                                    Principal        Market
                                                     Amount          Value

Agency Collateralized Mortgage Obligations (continued)
 Fannie Mae Strip D-2 11.00% 4/1/09                 $  504,492    $   562,169
 Fannie Mae Strip F 2 11.50% 5/1/09                    275,982        311,925
 Fannie Mae Strip Series 35
   Class 2 12.00% 7/1/18                               402,223        472,532
 Fannie Mae Strip Series C
   Class 2 12.00% 5/1/09                               630,626        718,889
 Fannie Mae Strip Series H
   Class 2 11.50% 5/1/09                               517,347        585,150
 Fannie Mae Strip Series J
   Class 1 7.00% 11/1/10                                24,237         25,636
 Freddie Mac 2505 SWK
   13.512% 4/15/32                                   1,477,727      1,488,039
 Freddie Mac Series 03-R001 1A
   6.50% 2/13/33                                     3,000,000      3,177,656
 Freddie Mac Series 2091
   Class PD 6.00% 4/15/21                            5,075,000      5,190,523
 Freddie Mac Series 2302
   Class NJ 6.50% 11/15/29                           2,010,000      2,102,070
 Freddie Mac Series 2303 CW
   8.50% 11/15/24                                    3,090,668      3,170,479
 GNMA Series 02 61 BA
   4.648% 3/16/26                                    3,000,000      3,036,675
 GNMA Series 2002-28
   Class B 5.779% 7/16/24                            4,000,000      4,321,770
 GNMA Series 98-9 B 6.85% 12/20/25                   1,049,922      1,061,245
                                                                  -----------
Total Agency Collateralized Mortgage
 Obligations (cost $31,992,815)                                    31,704,553
                                                                  -----------

Corporate Bonds - 8.69%
Banking, Finance & Insurance - 5.09%
 CitiFinancial 10.00% 5/15/09                        1,500,000      1,905,500
 Citigroup 6.00% 2/21/12                             1,000,000      1,099,361
 Countrywide Home Loans
   5.625% 5/15/07                                    1,000,000      1,064,143
 General Electric Capital
   5.875% 2/15/12                                    1,000,000      1,058,684
 General Motors Acceptance Corp
   6.75% 1/15/06                                     2,000,000      2,093,154
 Morgan Stanley 6.60% 4/1/12                         1,000,000      1,104,451
 RBSG Capital 10.125% 3/1/04                         1,908,000      2,070,812
 US Bank National Association
   6.30% 2/4/14                                      2,685,000      3,017,300
                                                                  -----------
                                                                   13,413,405
                                                                  -----------
Cable, Media & Publishing - 0.20%
 Thomson Multimedia 5.75% 2/1/08                       500,000        536,227
                                                                  -----------
                                                                      536,227
                                                                  -----------
Computers & Technology - 0.41%
 Computer Sciences 6.75% 6/15/06                     1,000,000      1,090,766
                                                                  -----------
                                                                    1,090,766
                                                                  -----------
Energy - 0.79%
 Apache Financial 7.00% 3/15/09                        500,000        569,555
 ConocoPhillips 4.75% 10/15/12                       1,000,000        992,645

                                                    Principal        Market
                                                     Amount          Value

Corporate Bonds (continued)
Energy (continued)
 North Border Pipeline 6.25% 5/1/07                 $  500,000    $   528,741
                                                                  -----------
                                                                    2,090,941
                                                                  -----------
Food, Beverage & Tobacco - 0.16%
 Kraft Foods 4.625% 11/1/06                            400,000        418,470
                                                                  -----------
                                                                      418,470
                                                                  -----------
Metals & Mining - 0.45%
 Alcan 7.25% 3/15/31                                 1,000,000      1,195,845
                                                                  -----------
                                                                    1,195,845
                                                                   ----------
Retail - 0.95%
 Lowe's 7.50% 12/15/05                               1,000,000      1,132,565
 Target 5.875% 3/1/12                                1,280,000      1,374,835
                                                                  -----------
                                                                    2,507,400
                                                                  -----------
Telecommunications - 0.44%
 British Telecommunications
   8.125% 12/15/10                                     500,000        597,823
**Cingular Wireless 144A
   5.625% 12/15/06                                     525,000        555,709
                                                                  -----------
                                                                    1,153,532
                                                                  -----------
Utilities - 0.20%
 Southern Company 5.30% 2/1/07                         502,000        527,437
                                                                  -----------
                                                                      527,437
                                                                  -----------
Total Corporate Bonds
 (cost $21,938,902)                                                22,934,023
                                                                  -----------

Asset Backed Securities - 6.47%
 Citibank Credit Card Master Trust
   Series 99-7 A 6.65% 11/15/06                         65,000         70,313
 Freddie Mac Structured Pass
   Through Securities Series T-11 A6
   6.50% 9/25/18                                     2,552,357      2,618,404
 Freddie Mac Structured Pass
   Through Securities Series T-50 A3
   2.182% 9/27/07                                    3,700,000      3,689,594
 MBNA Credit Card Master Trust
   Series 01-A1 A1 5.75% 10/15/08                    2,322,000      2,525,750
 Nissan Auto Loan Trust 2002-A A3B
   2.56% 8/15/07                                     1,590,000      1,599,875
 Peoplefirst.com Auto Receivable
   Owner Trust Series 00-2 A4
   6.43% 9/15/07                                     1,000,000      1,024,218
 PSE&G Transition Funding
   5.98% 6/15/08                                       320,000        348,522
 Residential Asset Securities
   Series 00-KS4 AI3 7.355% 1/25/26                    491,004        492,328
 Sallie Mae Student Loan Trust
   Series 02-3 A1 1.363% 7/25/06                        77,555         77,555
 Sallie Mae Student Loan Trust
   Series 97-1 A2 1.85% 1/25/10                      3,741,353      3,775,442

Statement                                 Delaware American Government Bond Fund
 OF NET ASSETS (CONTINUED)

                                                     Principal       Market
                                                      Amount         Value


Asset Backed Securities (continued)
 Whole Auto Loan Trust 2002-1 A4
   3.04% 4/15/09                                   $   840,000    $   847,547
                                                                  -----------
Total Asset Backed Securities
   (cost $16,830,987)                                              17,069,548
                                                                  -----------

Collateralized Mortgage Obligations - 1.51%
 CS First Boston Mortgage Securities
   2002-34 1A1 7.50% 12/25/32                        1,685,157      1,742,452
 GSMPS Series 1998-2 Class A
   7.75% 5/19/27                                       743,593        800,408
 Residential Funding Mortgage
   Security Series 1999-S10 A1
   6.25% 4/25/14                                       730,309        748,939
 Travellers Mortgage Securities
   Series 1- Z2 12.00% 3/1/14                          651,625        695,753
                                                                  -----------
Total Collateralized Mortgage
 Obligations (cost $3,981,812)                                      3,987,552
                                                                  -----------

Commercial Mortgage-Backed Securities - 1.50%
 Commercial Series 00-C1 A1
   7.206% 9/15/08                                    2,306,237      2,560,562
 JP Morgan Chase Commercial
   Mortgage Series 2002-FLIA A1
   1.77% 2/14/14                                     1,400,754      1,399,280
                                                                  -----------
Total Commercial Mortgage-Backed
 Securities (cost $3,781,598)                                       3,959,842
                                                                  -----------

Municipal Bond - 0.51%
 Cook County, Illinois, Chicago Heights
   School District, Taxable-Series B
   13.15% 12/1/05 AMBAC                              1,055,000      1,358,038
                                                                  -----------
Total Municipal Bond (cost $1,482,085)                              1,358,038
                                                                  -----------

Repurchase Agreements - 11.10%
 With BNP Paribas 1.26% 2/3/03
   (dated 1/31/03, collateralized
   by $11,659,000 U.S. Treasury
   Bills due 7/24/03,
   market value $11,595,542)                        11,366,000     11,366,000
 With J. P. Morgan Securities
   1.25% 2/3/03 (dated 1/31/03,
   collateralized by $5,939,000
   U.S. Treasury Notes 7.875% due
   11/15/04, market value $6,688,640)                6,533,000      6,533,000
 With UBS Warburg 1.27% 2/3/03
   (dated 1/31/03, collateralized
   by $11,352,000 U.S. Treasury
   Notes 4.625% due 2/28/03,
   market value $11,599,171)                        11,366,000     11,366,000
                                                                  -----------
Total Repurchase Agreements
   (cost $29,285,000)                                              29,285,000
                                                                  -----------

Total Market Value of Securities - 110.11%
   (cost $281,929,279)                                           $290,538,885
Liabilities Net of Receivables and
   Other Assets - (10.11%)***                                     (26,670,312)
                                                                 ------------
Net Assets Applicable to 33,457,316
   Shares Outstanding - 100.00%                                  $263,868,573
                                                                 ============
Net Asset Value - Delaware American
   Government Bond Fund Class A
   ($158,405,512/20,085,130 Shares)                                     $7.89
                                                                        -----
Net Asset Value - Delaware American
   Government Bond Fund Class B
   ($50,589,338/6,414,529 Shares)                                       $7.89
                                                                        -----
Net Asset Value - Delaware American
   Government Bond Fund Class C
   ($10,755,037/1,363,681 Shares)                                       $7.89
                                                                        -----
Net Asset Value - Delaware American
   Government Bond Fund Institutional Class
   ($44,118,686/5,593,976 Shares)                                       $7.89
                                                                        -----
Components of Net Assets at January 31, 2003:
Shares of beneficial interest
   (unlimited authorization - no par)                            $284,788,493
Undistributed net investment income                                    81,828
Accumulated net realized loss on investments                      (29,706,777)
Net unrealized appreciation of investments                          8,705,029
                                                                 ------------
Total net assets                                                 $263,868,573
                                                                 ============
Summary of Abbreviations:
AMBAC - Insured by AMBAC Indemnity Corporation
FHAVA - Federal Housing Authority & Veterans Administration
GNMA - Government National Mortgage Association
GPM - Graduate Payment Mortgage
S.F. - Single Family
TBA - To be announced

  *Fully or partially pledged as collateral for financial futures contracts. **Security exempt from registration under Rue 144A of the Securities Act of
   1933.
   See note 10 in "Notes to Financial Statements."
***Of this amount, $35,682,715 represents payable for securities purchased as of
   January 31, 2003.
  +Zero coupon bond as of January 31, 2003. The interest rate shown is the yield at time of purchase.

Net Asset Value and Offering Price per Share - Delaware American
   Government Bond Fund
Net asset value Class A (A)                                             $7.89
Sales charge (4.50% of offering price, or
   4.69% of amount invested per share) (B)                               0.37
                                                                        -----
Offering price                                                          $8.26
                                                                        =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more. See accompanying notes

                                       Delaware American Government Bond Fund
Statement                              Period Ended January 31, 2003 (Unaudited)
 OF OPERATIONS




Investments Income:
 Interest                                                           $ 6,026,040
                                                                    -----------

Expenses:
 Management fees                                           $703,865
 Dividend disbursing and transfer agent fees and expenses   761,028
 Distribution expenses -- Class A                           229,440
 Distribution expenses -- Class B                           254,109
 Distribution expenses -- Class C                            50,438
 Accounting and administration fees                          56,512
 Registration fees                                           30,471
 Reports and statements to shareholders                      29,138
 Professional fees                                           15,250
 Custodian fees                                               9,500
 Trustees' fees                                               9,046
 Taxes (other than taxes on income)                           1,400
 Other expenses                                              29,662   2,179,859
                                                           --------
 Less expenses paid indirectly                                           (3,938)
 Less expenses absorbed or waived                                      (682,932)
                                                                     -----------
 Total expenses                                                       1,492,989
                                                                    -----------
Net Investment Income                                                 4,533,051
                                                                    -----------

Net Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain (loss) on:
  Investments                                                         2,766,359
  Futures contracts                                                    (212,971)
  Options                                                               805,083
  Swap Agreement                                                        442,468
                                                                    -----------
 Net realized gain                                                    3,800,939
 Net change in unrealized appreciation/depreciation on investments    1,819,026
                                                                    -----------
Net Realized and Unrealized Gain on Investments                       5,619,965
                                                                    -----------

Net Increase in Net Assets Resulting from Operations                $10,153,016
                                                                    ===========

See accompanying notes

                                          Delaware American Government Bond Fund
Statements
  OF CHANGES IN NET ASSETS

                                                                                                 Period            Year
                                                                                                  Ended           Ended
                                                                                                 1/31/03         7/31/02
                                                                                               (Unaudited)
Increase in Net Assets from Operations:
 Net investment income                                                                        $  4,533,051     $  9,117,632
 Net realized gain on investments                                                                3,800,939        5,793,188
 Net change in unrealized appreciation/depreciation of investments                               1,819,026          293,099
                                                                                              ------------     ------------
 Net increase in net assets resulting from operations                                           10,153,016       15,203,919
                                                                                              ------------     ------------

Dividends and Distributions to Shareholders from:
 Net investment income:
  Class A                                                                                       (3,605,211)      (6,727,034)
  Class B                                                                                       (1,021,311)      (1,709,719)
  Class C                                                                                         (202,260)        (355,567)
  Institutional Class                                                                           (1,052,770)      (2,153,104)
                                                                                              ------------     ------------
                                                                                                (5,881,552)     (10,945,424)
                                                                                              ------------     ------------

Capital Share Transactions:
 Proceeds from shares sold:
  Class A                                                                                       30,323,920       48,488,670
  Class B                                                                                       11,146,510       22,811,546
  Class C                                                                                        3,394,436        5,958,950
  Institutional Class                                                                           10,086,516       17,983,342

 Net assets from merger:(1)
  Class A                                                                                               --       25,307,576
  Class B                                                                                               --        8,730,074
  Class C                                                                                               --        1,889,669
  Institutional Class                                                                                   --        1,947,146

 Net asset value of shares issued upon reinvestment of dividends and distributions:
  Class A                                                                                        2,601,883        4,489,008
  Class B                                                                                          704,792        1,122,162
  Class C                                                                                          179,683          304,037
  Institutional Class                                                                            1,043,511        2,124,696
                                                                                              ------------     ------------
                                                                                                59,481,251      141,156,876
                                                                                              ------------     ------------
 Cost of shares repurchased:
  Class A                                                                                      (18,853,539)     (35,655,882)
  Class B                                                                                       (8,565,840)     (10,450,734)
  Class C                                                                                       (1,698,798)      (3,700,429)
  Institutional Class                                                                           (8,975,539)     (14,975,943)
                                                                                              ------------     ------------
                                                                                               (38,093,716)     (64,782,988)
                                                                                              ------------     ------------
Increase in net assets derived from capital share transactions                                  21,387,535       76,373,888
                                                                                              ------------     ------------
Net Increase in Net Assets                                                                      25,658,999       80,632,383

Net Assets:
 Beginning of period                                                                           238,209,574      157,577,191
                                                                                              ------------     ------------
 End of period                                                                                $263,868,573     $238,209,574
                                                                                              ============     ============


  See accompanying notes
(1) See footnote 5

Financial
   HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware American Government Bond Fund Class A
                                                               Period
                                                                Ended                            Year Ended
                                                              1/31/03(1)  7/31/02(2)   7/31/01     7/31/00      7/31/99     7/31/98
                                                             (Unaudited)
Net asset value, beginning of period                           $7.750      $7.590       $7.170      $7.300       $7.720      $7.760

Income (loss) from investment operations:
Net investment income                                           0.148       0.339        0.433       0.469        0.474       0.528
Net realized and unrealized gain (loss) on investments          0.179       0.227        0.418      (0.128)      (0.420)     (0.040)
                                                               ------      ------        -----      ------                   ------
Total from investment operations                                0.327       0.566        0.851       0.341        0.054       0.488
                                                               ------      ------        -----      ------       ------      ------

Less dividends and distributions from:
Net investment income                                          (0.187)     (0.406)      (0.431)     (0.471)      (0.474)     (0.528)
                                                               ------      ------        -----      ------       ------      ------
Total dividends and distributions                              (0.187)     (0.406)      (0.431)     (0.471)      (0.474)     (0.528)
                                                               ------      ------        -----      ------       ------      ------

Net asset value, end of period                                 $7.890      $7.750       $7.590      $7.170       $7.300      $7.720
                                                               ======      ======       ======      ======       ======      ======

Total return(3)                                                 4.26%       7.66%       12.14%       4.88%        0.59%       6.50%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $158,406    $141,771      $96,539     $92,100     $114,027    $127,001
Ratio of expenses to average net assets                         1.05%       1.05%        1.61%       1.34%        1.25%       1.20%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly       1.59%       1.64%        1.61%       1.34%        1.25%       1.20%
Ratio of net investment income to average net assets            3.66%       4.43%        5.82%       6.55%        6.16%       6.80%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly       3.12%       3.84%        5.82%       6.55%        6.16%       6.80%
Portfolio turnover                                               357%        316%         186%        223%         142%        119%

(1) Rates and portfolio turnover have been annualized and total return has not been annualized.

(2) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.076, an increase in net realized and unrealized gain (loss) per share of $0.076, and a decrease in the ratio of net investment income to average net assets by 0.99%. Per share data for the periods prior to August 1, 2001 have not been restated to reflect this change in accounting.

(3) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager for the periods ended January 31, 2003 and July 31, 2002. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware American Government Bond Fund Class B
                                                               Period
                                                               Ended                             Year Ended
                                                             1/31/03(1)  7/31/02(2)    7/31/01     7/31/00      7/31/99     7/31/98
                                                            (Unaudited)
Net asset value, beginning of period                           $7.750      $7.590       $7.170      $7.300       $7.720      $7.760

Income (loss) from investment operations:
Net investment income                                           0.117       0.283        0.380       0.419        0.421       0.474
Net realized and unrealized gain (loss) on investments          0.182       0.227        0.418      (0.128)      (0.421)     (0.040)
                                                               ------      ------       ------      ------       ------      ------
Total from investment operations                                0.299       0.510        0.798       0.291        0.000       0.434
                                                               ------      ------       ------      ------       ------      ------

Less dividends and distributions from:
Net investment income                                          (0.159)     (0.350)      (0.378)     (0.421)      (0.420)     (0.474)
                                                               ------      ------       ------      ------       ------      ------
Total dividends and distributions                              (0.159)     (0.350)      (0.378)     (0.421)      (0.420)     (0.474)
                                                               ------      ------       ------      ------       ------      ------

Net asset value, end of period                                 $7.890      $7.750       $7.590      $7.170       $7.300      $7.720
                                                               ======      ======       ======      ======       ======      ======

Total return(3)                                                 3.89%       6.88%       11.36%       4.15%       (0.11%)      5.76%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $50,589     $46,486      $23,556     $15,855      $19,147     $13,642
Ratio of expenses to average net assets                         1.75%       1.75%        2.31%       2.04%        1.95%       1.90%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly       2.29%       2.34%        2.31%       2.04%        1.95%       1.90%
Ratio of net investment income to average net assets            2.96%       3.73%        5.12%       5.85%        5.46%       6.10%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly       2.42%       3.14%        5.12%       5.85%        5.46%       6.10%
Portfolio turnover                                               357%        316%         186%        223%         142%        119%

(1) Rates and portfolio turnover have been annualized and total return has not been annualized.

(2) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.076, an increase in net realized and unrealized gain (loss) per share of $0.076, and a decrease in the ratio of net investment income to average net assets by 0.99%. Per share data for the periods prior to August 1, 2001 have not been restated to reflect this change in accounting.

(3) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager for the periods ended January 31, 2003 and July 31, 2002. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware American Government Bond Fund Class C
                                                             Period
                                                              Ended                              Year Ended
                                                            1/31/03(1)   7/31/02(2)    7/31/01     7/31/00      7/31/99     7/31/98
                                                            (Unaudited)
Net asset value, beginning of period                           $7.750      $7.590       $7.170      $7.300       $7.720      $7.760

Income (loss) from investment operations:
Net investment income                                           0.117       0.281        0.380       0.420        0.422       0.474
Net realized and unrealized gain (loss) on investments          0.182       0.227        0.418      (0.129)      (0.422)     (0.040)
                                                               ------      ------       ------      ------       ------      ------
Total from investment operations                                0.299       0.508        0.798       0.291        0.000       0.434
                                                               ------      ------       ------      ------       ------      ------

Less dividends and distributions from:
Net investment income                                          (0.159)     (0.348)      (0.378)     (0.421)      (0.420)     (0.474)
                                                               ------      ------       ------      ------       ------      ------
Total dividends and distributions                              (0.159)     (0.348)      (0.378)     (0.421)      (0.420)     (0.474)
                                                               ------      ------       ------      ------       ------      ------

Net asset value, end of period                                 $7.890      $7.750       $7.590      $7.170       $7.300      $7.720
                                                               ======      ======       ======      ======       ======      ======

Total return(3)                                                 3.89%       6.85%       11.36%       4.15%       (0.11%)      5.76%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $10,755      $8,728       $4,145      $2,434       $4,077      $2,047
Ratio of expenses to average net assets                         1.75%       1.75%        2.31%       2.04%        1.95%       1.90%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly       2.29%       2.34%        2.31%       2.04%        1.95%       1.90%
Ratio of net investment income to average net assets            2.96%       3.73%        5.12%       5.85%        5.46%       6.01%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly       2.42%       3.14%        5.12%       5.85%        5.46%       6.01%
Portfolio turnover                                               357%        316%         186%        223%         142%        119%

(1) Rates and portfolio turnover have been annualized and total return has not been annualized.

(2) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.076, an increase in net realized and unrealized gain (loss) per share of $0.076, and a decrease in the ratio of net investment income to average net assets by 0.99%. Per share data for the periods prior to August 1, 2001 have not been restated to reflect this change in accounting.

(3) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager for the periods ended January 31, 2003 and July 31, 2002. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware American Government Bond Fund Institutional Class
                                                              Period
                                                               Ended                             Year Ended
                                                             1/31/03(1)  7/31/02(2)    7/31/01     7/31/00      7/31/99     7/31/98
                                                            (Unaudited)
Net asset value, beginning of period                           $7.750      $7.590       $7.170      $7.300       $7.720      $7.760

Income (loss) from investment operations:
Net investment income                                           0.157       0.361        0.454       0.492        0.495       0.550
Net realized and unrealized gain (loss) on investments          0.187       0.228        0.418      (0.130)      (0.418)     (0.040)
                                                               ------      ------       ------      ------       ------      ------
Total from investment operations                                0.339       0.589        0.872       0.362        0.077       0.510
                                                               ------      ------       ------      ------       ------      ------

Less dividends and distributions from:
Net investment income                                          (0.199)     (0.429)      (0.452)     (0.492)      (0.497)     (0.550)
                                                               ------      ------       ------      ------       ------      ------
Total dividends and distributions                              (0.199)     (0.429)      (0.452)     (0.492)      (0.497)     (0.550)
                                                               ------      ------       ------      ------       ------      ------

Net asset value, end of period                                 $7.890      $7.750       $7.590      $7.170       $7.300      $7.720
                                                               ======      ======       ======      ======       ======      ======

Total return(3)                                                 4.41%       7.99%       12.46%       5.19%        0.89%       6.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $44,119     $41,225      $33,337     $32,609      $30,883     $17,865
Ratio of expenses to average net assets                         0.75%       0.75%        1.31%       1.04%        0.95%       0.90%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly       1.29%       1.34%        1.31%       1.04%        0.95%       0.90%
Ratio of net investment income to average net assets            3.96%       4.73%        6.12%       6.85%        6.46%       7.10%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly       3.42%       4.14%        6.12%       6.85%        6.46%       7.10%
Portfolio turnover                                               357%        316%         186%        223%         142%        119%

(1) Rates and portfolio turnover have been annualized and total return has not been annualized.

(2) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.076, an increase in net realized and unrealized gain (loss) per share of $0.076, and a decrease in the ratio of net investment income to average net assets by 0.99%. Per share data for the periods prior to August 1, 2001 have not been restated to reflect this change in accounting.

(3) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager for the periods ended January 31, 2003 and July 31, 2002. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

                                          Delaware American Government Bond Fund
Notes                                     January 31, 2003 (Unaudited)
  TO FINANCIAL STATEMENTS




Delaware Group Government Bond Funds (the "Trust") is organized as a Delaware business trust and offers one series: Delaware American Government Bond Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional shares are not subject to a sales charge and are offered for sales exclusively to a limited group of investors.

The investment objective of the Fund is to seek to provide high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income over the lives of the respective securities. Realized gains(losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $3,071 for the period ended January 31, 2003. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended January 31, 2003 was approximately $867. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and
   Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contracted to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.75% of average daily net assets of the Fund through September 30, 2003.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions, and average net assets, subject to certain minimums.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares. The Board of Trustees adopted a formula for calculating 12b-1 plan expenses for the Fund's Class A shares that the expenses will not be more than 0.30% or less than 0.10%.

At January 31, 2003, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                 $  6,680
Dividend disbursing, transfer agent fees,
  accounting and other expenses payable to DSC            118,239
Other expenses payable to DMC and affiliates                8,900

                                          Delaware American Government Bond Fund
Notes
  TO FINANCIAL STATEMENTS (CONTINUED)



2. Investment Management, Administration Agreements and
   Other Transactions with Affiliates (continued)
For the period ended January 31, 2003, DDLP earned $32,571 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the period ended January 31, 2003, the Fund made purchases of $175,168,683 and sales of $187,862,147 of investment securities other than U.S. government securities and short-term investments. The purchases and sales for long-term U.S. government securities were $302,696,333 and $264,333,697 respectively.

At January 31, 2003, the cost of investments for federal income tax purposes approximates the cost for book purposes. At January 31, 2003 the cost of investments was $281,929,279. At January 31, 2003, net unrealized appreciation was $8,609,607 of which $9,696,700 related to unrealized appreciation of investments and $1,087,093 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended July 31, 2002 and 2001 was as follows:

                                                          2002        2001
                                                         ------      ------
Ordinary income                                       $10,945,424  $8,492,183

As of July 31, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                                    $263,400,958
Undistributed ordinary income                                         265,727
Capital loss carryforwards                                        (27,051,529)
Post-October losses                                                (2,967,226)
Unrealized appreciation of investments                              4,561,644
                                                                 ------------
Net assets                                                       $238,209,574
                                                                 ------------

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $9,205,797 expires in 2003; $4,166,601 expires in 2004; $2,371,574 expires in 2005; $3,180,890 expires in 2007; $6,907,431 expires in 2008 and $1,219,236 expires in 2009.

Post-October losses represent losses realized on investment transactions from November 1, 2001 through July 31, 2002 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Fund Merger
Effective August 27, 2001, Delaware American Government Bond Fund acquired all of the assets and assumed all of the liabilities of Delaware U.S. Government

Securities Fund, an open-end investment company, pursuant to a Plan and Agreement of Reorganization (the "Reorganization") dated August 24, 2001 and approved by Delaware U.S. Government Securities Fund shareholders on July 26, 2001. The shareholders of Delaware U.S. Government Securities Fund received shares of the respective class of Delaware American Government Bond Fund equal to the aggregate net asset value of their shares prior to the Reorganization based on the net asset value per share of the Delaware American Government Bond Fund.

The Reorganization was treated as a non-taxable event and accordingly the Delaware American Government Bond Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation, and accumulative realized losses of the Delaware U.S. Government Securities Fund as of the close of business on August 24, 2001 were as follows:

                                      Net                   Accumulated
                                   Unrealized              Net Realized
Net Assets                        Appreciation                Losses
--------------                   --------------            ------------
$37,874,465                        $888,161                $(4,435,216)

The net assets of the Delaware American Government Bond Fund prior to the Reorganization was $161,138,560.

6. Capital Shares
Transactions in capital shares were as follows:

                                                         Period        Year
                                                          Ended       Ended
                                                         1/31/03     7/31/02
                                                       (Unaudited)
Shares sold:
  Class A                                               3,857,691   6,344,043
  Class B                                               1,415,533   2,969,901
  Class C                                                 430,979     776,395
  Institutional Class                                   1,283,301   2,349,739

Shares sold from merger(1):
  Class A                                                      --   3,327,507
  Class B                                                      --   1,147,852
  Class C                                                      --     248,459
  Institutional Class                                          --     256,016

Shares issued upon reinvestment
  of dividends and distributions:
  Class A                                                 331,800     587,087
  Class B                                                  89,893     146,756
  Class C                                                  22,918      39,776
  Institutional Class                                     133,085     277,998
                                                       ----------  ----------
                                                        7,565,200  18,471,529
                                                       ----------  ----------
Shares repurchased:
  Class A                                              (2,398,756) (4,679,632)
  Class B                                              (1,089,537) (1,368,450)
  Class C                                                (216,520)   (484,248)
  Institutional Class                                  (1,142,073) (1,955,067)
                                                       ----------  ----------
                                                       (4,846,886) (8,487,397)
                                                       ----------  ----------
Net increase                                            2,718,314   9,984,132
                                                       ==========  ==========
(1) See footnote 5.

                                          Delaware American Government Bond Fund
Notes
  TO FINANCIAL STATEMENTS (CONTINUED)



6. Capital Shares (continued)
For the periods ended January 31, 2003 and July 31, 2002, 137,451 Class B shares were converted to 137,451 Class A shares valued at $1,085,106 and 25,746 Class B shares were converted to 25,746 Class A shares valued at $197,806, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

7. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of January 31, 2003, or at any time during the period.

8. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at January 31, 2003 were as follows:

Contracts                         Notional                         Unrealized
to Buy/(Sell)                  Cost/(Proceeds)   Expiration Date   Gain (Loss)
-------------                  ---------------   ---------------   -----------
(211) U.S. 10 Year              $(23,865,280)       March 2003     $(218,392)
 Treasury Note

(23) U.S. 10 Year Swap            (2,516,114)       March 2003       (62,761)

169 U.S. 20 Year                  18,532,073        March 2003       427,615
 Treasury Note

184 U.S. 5 Year                   20,735,824        March 2003       (30,074)
 Treasury Note                                                     ---------
                                                                   $ 116,388
                                                                   =========

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

9. Swap Agreements
During the period ended January 31, 2003, the Fund entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Board of Trustees. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

At January 31, 2003, the Fund had the following total return swap agreement outstanding:

Notional      Expiration
Amount        Date           Description                       Unrealized Loss
----------    ----------     ------------------------------    ---------------
$7,985,000    6/30/03        Agreement with Lehman                $21,324
                             Brothers Special Financing,
                             Inc. to receive the notional
                             amount multiplied by the
                             return on the Lehman
                             Brothers Commercial MBS
                             Index AAA and to pay the
                             notional Amount multiplied
                             by the 1 month BBA LIBOR
                             Adjusted by a spread of
                             minus 0.40%.

Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown above.

                                          Delaware American Government Bond Fund
Notes
  TO FINANCIAL STATEMENTS (CONTINUED)



10. Credit and Market Risk
The Fund may invest up to 20% of net assets in high quality non-government securities. Non-government securities include corporate bonds, certificates of deposit, corporate commercial paper, asset-backed securities and mortgage-backed securities that are not directly guaranteed by the U.S government in any way. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

                      This page intentionally left blank.

Delaware Investments
  FAMILY OF FUNDS

-----------------------------------------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor.
Please read the prospectus carefully before you invest or send money.
-----------------------------------------------------------------------------------------------------------------
Growth-Equity Group                                      Fixed Income Group
Delaware American Services Fund                          Corporate and Government
Delaware Growth Opportunities Fund                       Delaware American Government Bond Fund
Delaware Select Growth Fund                              Delaware Corporate Bond Fund
Delaware Small Cap Growth Fund                           Delaware Delchester Fund
Delaware Technology and Innovation Fund                  Delaware Diversified Income Fund
Delaware Trend Fund                                      Delaware Extended Duration Bond Fund
Delaware U.S. Growth Fund                                Delaware High-Yield Opportunities Fund
                                                         Delaware Limited-Term Government Fund
Value-Equity Group                                       Delaware Strategic Income Fund
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund                          Money Market
Delaware REIT Fund                                       Delaware Cash Reserve Fund
Delaware Small Cap Value Fund                            Delaware Tax-Free Money Fund

International Group                                      Municipal (National Tax-Exempt)
(DIAL-Delaware International Advisers Ltd.)              Delaware National High-Yield Municipal Bond Fund
Delaware Emerging Markets Fund                           Delaware Tax-Free Insured Fund
Delaware International Small Cap Value Fund              Delaware Tax-Free USA Fund
Delaware International Value Equity Fund                 Delaware Tax-Free USA Intermediate Fund

Blend Mutual Funds                                       Municipal (State-Specific Tax-Exempt)
Delaware Balanced Fund                                   Delaware Tax-Free Arizona Fund
Delaware Core Equity Fund                                Delaware Tax-Free Arizona Insured Fund
Delaware Devon Fund                                      Delaware Tax-Free California Fund
Delaware Social Awareness Fund                           Delaware Tax-Free California Insured Fund
                                                         Delaware Tax-Free Colorado Fund
Structured Equity Products Group                         Delaware Tax-Free Florida Fund
Delaware Diversified Growth Fund                         Delaware Tax-Free Florida Insured Fund
Delaware Diversified Value Fund                          Delaware Tax-Free Idaho Fund
Delaware Group Foundation Funds                          Delaware Minnesota High-Yield Municipal Bond Fund
   Delaware Growth Allocation Portfolio                  Delaware Tax-Free Minnesota Fund
   Delaware Balanced Allocation Portfolio                Delaware Tax-Free Minnesota Insured Fund
   Delaware Income Allocation Portfolio                  Delaware Tax-Free Minnesota Intermediate Fund
                                                         Delaware Tax-Free Missouri Insured Fund
                                                         Delaware Tax-Free New York Fund
                                                         Delaware Tax-Free Oregon Insured Fund
                                                         Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This semiannual report is for the information of Delaware American Government Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware American Government Bond Fund and the
Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                               Affiliated Officers                        Contact Information
Walter P. Babich                                Jude T. Driscoll                           Investment Manager
Board Chairman                                  President and Chief Executive Officer      Delaware Management Company
Citadel Construction Corporation                Delaware Management Holdings, Inc.         Philadelphia, PA
King of Prussia, PA                             Philadelphia, PA
                                                                                           International Affiliate
David K. Downes                                 Richelle S. Maestro                        Delaware International Advisers Ltd.
President and Chief Executive Officer           Senior Vice President, Deputy General      London, England
Delaware Investments Family of Funds            Counsel and Secretary
Philadelphia, PA                                Delaware Investments Family of Funds       National Distributor
                                                Philadelphia, PA                           Delaware Distributors, L.P.
John H. Durham                                                                             Philadelphia, PA
Private Investor                                Michael P. Bishof
Gwynedd Valley, PA                              Senior Vice President and Treasurer        Shareholder Servicing, Dividend
                                                Delaware Investments Family of Funds       Disbursing and Transfer Agent
John A. Fry                                     Philadelphia, PA                           Delaware Service Company, Inc.
President                                                                                  2005 Market Street
Franklin & Marshall College                                                                Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                           For Shareholders
Anthony D. Knerr                                                                           800 523-1918
Managing Director
Anthony Knerr & Associates                                                                 For Securities Dealers and Financial
New York, NY                                                                               Institutions Representatives Only
                                                                                           800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                      Web site
National Gallery of Art                                                                    www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN



(7426)                                                                                                            Printed in the USA
SA-023 [1/03] VGR 3/03                                                                                                         J9021